UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459
                                   ----------

                       TEMPLETON GLOBAL INCOME FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS



                                [GRAPHIC OMITTED]

                                                          AUGUST 31, 2006
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                    ANNUAL REPORT                            INCOME
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                                [GRAPHIC OMITTED]

                                    TEMPLETON
                               GLOBAL INCOME FUND

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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

ANNUAL REPORT

Templeton Global Income Fund ..........................................     1

Performance Summary ...................................................     7

Important Notice to Shareholders ......................................     8

Financial Highlights and Statement of Investments .....................     9

Financial Statements ..................................................    15

Notes to Financial Statements .........................................    18

Report of Independent Registered Public Accounting Firm ...............    27

Tax Designation .......................................................    28

Annual Meeting of Shareholders ........................................    30

Dividend Reinvestment and Cash Purchase Plan ..........................    31

Board Members and Officers ............................................    33

Shareholder Information ...............................................    39

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Annual Report

Templeton Global Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

         Government Bonds ...................................   94.8%
         Short-Term Investments & Other Net Assets ..........    5.2%

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's annual report for the fiscal year ended August 31, 2006.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                               Annual Report | 1

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
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--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
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PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Income Fund posted cumulative total returns of +13.39% based on market price and +8.48% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Global Government Bond Index
(GGBI), which posted cumulative total returns of -0.03% in local currency terms and +0.47% in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong for the year under review and demonstrated resilience to higher commodity prices, including oil, and the normalization of global interest rates. Regionally, growth was generally robust in Asia, strengthening in Europe and moderating in the U.S.

The U.S. Federal Reserve Board (Fed) led the global interest rate tightening cycle with consecutive 25-basis-point increases starting mid-2004 (100 basis points equal one percentage point). As household consumption moderated and the housing market cooled amid inflation pressure stemming from labor costs and energy prices, the Fed paused with the federal funds target rate at 5.25% after raising short-term interest rates 175 basis points during the 12-month period. Inflation rose to its highest level since 2001, or 2.8%, in August as measured by the core Consumer Price Index (CPI). 2 Higher inflation and the Fed's tightening of short-term interest rates pressured U.S. bond yields higher in the past 12 months, leaving a relatively flat yield curve with the 10-year Treasury note yield at 4.74% on August 31, 2006, and the 30-year Treasury bond yield at 4.88%. Although the U.S. dollar weakened 3.02% versus its major trading partners and the difference in growth rates between the U.S. and its major trading partners narrowed during the period, the U.S. current account deficit remained large at 6.6% of gross domestic product (GDP) at the end of second quarter
2006. 3

1. Source: J.P. Morgan. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. Local bond market returns are from country subindexes of the JPM GGBI. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

3.    Sources: Federal Reserve; U.S. Bureau of Economic Analysis.


2 | Annual Report

Regionally, the Pacific Rim, which accounted for 48% of the U.S. trade deficit, continued to play a prominent role in terms of global imbalances, characterized by the large U.S. current account deficit. 4 The international reserve accumulation by major oil producers and export-intensive countries such as China remained significant during the reporting period. For example, by the end of June 2006, China's international reserves were US$941 billion, increasing on average US$20 billion per month. 5 Growth in Asia was generally robust, accompanied by increasing domestic demand in some countries. Trade surpluses in Asia (outside of China) narrowed, as oil prices and stronger domestic demand contributed to rising imports. Relative to the 3.6% GDP growth in the U.S. in second quarter 2006 year-over-year, China's economy grew 11.3%, Singapore's 8.1% and South Korea's 5.3%. 6 Although Asia's interest rate policy tightened during the year, the most notable shift in monetary policy was in Japan. During the period, the country ended its policy of quantitative easing and a zero percent interest rate, adopted in 2001 to combat entrenched deflation and weak domestic growth prospects. Stronger domestic demand, driven by investment, and prospects for sustainable positive inflation led the Bank of Japan to increase interest rates 25 basis points in July 2006.

While the U.S. and Asia demonstrated relatively strong growth throughout the current economic upswing, much of Europe lagged. However, driven by exports and investment, Europe's growth rates during the 12-month period notably improved and were generally above expectations. The European Central Bank (ECB) began increasing interest rates in December 2005 and tightened a cumulative 100 basis points through the reporting period. Although unemployment rates remained high in some of the larger economies such as Germany and France, they exhibited gradual improvement over the year. Similar trends, sometimes amplified, can be found throughout non-euro European countries such as Poland, Norway and Sweden. For example, Poland's economic growth rose 5.5% in second quarter 2006 year-over-year, while Norway's and Sweden's increased 3.8% and 5.1%. 7 Although these three countries experienced a low inflation/strong growth environment, signs of capacity constraints emerged as labor markets tightened and resource utilization rose. In total, Norway's and Sweden's central banks each increased interest rates 100 basis points, while Poland's reduced rates 100 basis points during the 12-month period.

4.    Source: U.S. Department of the Treasury.

5.    Source: The People's Bank of China.

6. Sources: U.S. Bureau of Economic Analysis; The People's Bank of China; Monetary Authority of Singapore; Bank of Korea.

7. Sources: National Bank of Poland; Central Bank of Norway; Sveriges Riksbank (Bank of Sweden).


                                                               Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asia                                                  40.6%
Non-EMU Europe                                        26.0%
Americas                                              21.4%
EMU Members*                                           6.0%
Middle East & Africa                                   2.6%
Supranationals**                                       2.2%
Other Assets, less Liabilities                         1.2%

*     The Fund's EMU investments were in Germany and Italy.

** The Fund's supranational investments were denominated in the Icelandic krona, Japanese yen and New Zealand dollar.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. Despite the high commodity price environment, increased geopolitical tensions and a broadly rising global interest rate environment, we generated positive results largely through our flexibility to derive return from various sources including duration, income and currency exchange rates.

INTEREST RATE STRATEGY

During the year under review, we shortened the portfolio's overall duration amid rising global interest rates, which benefited the Fund's relative performance. The largest contributor to Fund performance was our overweighted position in Indonesia. The Fund's investments in Indonesia's longer duration local currency bonds benefited from a 100-basis-point interest rate reduction during the period. In the 12-month period, the Indonesian bond market returned +27.70% in local currency terms, as measured by the HSBC Asian Local Bond Index (ALBI). 8 On the other hand, the Fund's lack of exposure to the U.K. bond market detracted from relative performance, given the long-term bonds' solid performance due to a pension regulation change. According to the JPM GGBI, the U.K. bond market rose +2.76% in local currency terms during the period and outperformed the index. 1

CURRENCY STRATEGY

The Fund benefited from its significantly underweighted exposure to the U.S. dollar, which depreciated 3.02% against the U.S.'s major trading partners. 3 Factors behind the weaker U.S. dollar included the fading impact of the Homeland Investment Act, which allowed U.S. corporations to repatriate foreign profits at a lower tax rate in 2005, as well as the Fed's interest rate policy approaching neutral (as opposed to expansionary or restrictive). Notably, higher U.S. bond yields relative to other developed bond markets provided a key source of funding for the U.S. current account deficit.

8. Source: HSBC. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local currency-denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.


4 | Annual Report

Regionally, we significantly reduced the Fund's euro and U.S. dollar currency exposure in favor of non-euro European and Asian currencies. Countries with solid external fundamentals and positive domestic growth prospects such as Canada were key contributors to the Fund's relative performance. During the period, we significantly increased the Fund's exposure to the Canadian dollar, which rose 7.06% against the U.S. dollar. 9 The country's vast natural resources strengthened its balance of payment position in a rising commodity price environment and supported its currency, as Canada's trade surplus increased and foreign investment inflows into the energy sector rose. In Europe, we sought to offset the relatively negative impact of being underweighted in the euro with overweighted positions in non-euro European countries such as Poland and Sweden, whose currencies outperformed the euro in the 12-month period and helped the Fund's relative results. The Polish zloty rose 7.51% against the U.S. dollar, while the Swedish krona rose 4.99% against the U.S. dollar and 0.87% against the euro. 9 On the other hand, the Fund's Icelandic krona exposure and no exposure to the British pound detracted from relative performance.

In Asia, the Fund's basket of non-Japan currencies generated strong positive returns, and also outperformed the yen, which was an underweighted currency position until late in the reporting period. In the past 12 months, the Indonesian rupiah rose 13.22% against the U.S. dollar, the Thai baht 9.88%, the South Korean won 8.22% and the Singapore dollar 7.14%, while the yen depreciated 5.24%.9 We took advantage of this period of euro strength relative to the yen to reduce the Fund's exposure to the euro and initiate exposure to the yen late in the period. On a cumulative basis, the yen has underperformed the euro since the end of 2000. During the last period of U.S. dollar weakness in 2002-2004, the euro and other European currencies appreciated more than those of many Asian countries, which were less affected by currency appreciation and instead built up substantial foreign exchange reserves. Since then, the U.S. current account deficit deteriorated, the euro zone's current account fell into a deficit, and the Japanese current account surplus continued to grow. According to our analysis, the Japanese economy's significant improvement -- evidenced by its emergence from deflation and the central bank's subsequent fundamental shift in monetary policy -- indicated that another potential period of U.S. dollar depreciation would likely affect the Japanese yen.

9.    Source: Compustat.

CURRENCY BREAKDOWN
Based on Total Net Assets as of 8/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

South Korean Won                                      14.6%
Japanese Yen                                          13.5%
Swedish Krona                                          8.5%
Canadian Dollar                                        8.2%
Polish Zloty                                           8.0%
Indonesian Rupiah                                      7.8%
Thai Baht                                              7.3%
Slovakian Koruna                                       4.9%
Norwegian Krone                                        4.6%
Australian Dollar                                      4.2%
Singapore Dollar                                       3.6%
Peruvian Nuevo Sol                                     3.3%
Icelandic Krona                                        2.5%
Malaysian Ringgit                                      2.3%
U.S. Dollar                                            2.2%
Egyptian Pound                                         1.5%
Other                                                  3.0%


                                                               Annual Report | 5

GLOBAL SOVEREIGN DEBT STRATEGY

We purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. Despite rising short-term U.S. interest rates, U.S. dollar-denominated emerging market debt generated a +9.02% return over the period, as measured by the JPM Emerging Markets Bond Index Global (EMBIG). 10 Sovereign interest rate spreads declined from 281 basis points at the beginning of the reporting period to 197 basis points by period-end. 11 Regionally, Latin American sovereign debt returned +11.64%, Asian +10.00% and central and eastern European +3.56%. 10

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,


                            /s/ Michael Hasenstab

[PHOTO OMITTED]             Michael Hasenstab, Ph.D.
                            Portfolio Manager
                            Templeton Global Income Fund

10. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

11.   Source: J.P. Morgan Government Bond Index Monitor.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 8/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: GIM                                      CHANGE    8/31/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.09      $8.93      $9.02
--------------------------------------------------------------------------------
Market Price (NYSE)                              +$0.30      $9.15      $8.85
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DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                        $0.7940
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                                  1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                       +8.48%    +83.15%   +124.85%
--------------------------------------------------------------------------------
   Based on change in market price 3             +13.39%   +101.33%   +190.29%
--------------------------------------------------------------------------------
Average Annual Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                       +8.48%    +12.87%     +8.44%
--------------------------------------------------------------------------------
   Based on change in market price 3             +13.39%    +15.02%    +11.25%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2.    Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                                               Annual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

PORTFOLIO MANAGEMENT UPDATE

Dr. Michael Hasenstab, who has been a manager of the Fund since 2002, became the sole manager of the Fund effective June 1, 2006.


8 | Annual Report

Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                                     -----------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                         2006          2005           2004           2003           2002
                                                     -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $      9.02   $      8.77     $      8.18     $      7.29   $     6.99
                                                     -----------------------------------------------------------------------
Income from investment operations:

 Net investment income a .........................          0.37          0.39            0.41            0.41         0.45

 Net realized and unrealized gains (losses) ......          0.33          0.49            0.72            0.98         0.39
                                                     -----------------------------------------------------------------------
Total from investment operations .................          0.70          0.88            1.13            1.39         0.84
                                                     -----------------------------------------------------------------------
Less distributions from:

 Net investment income and net
  realized foreign currency gains ................         (0.79)        (0.63)          (0.54)          (0.50)       (0.34)

 Tax return of capital ...........................            --            --              --              --        (0.20)
                                                     -----------------------------------------------------------------------
Total distributions ..............................         (0.79)        (0.63)          (0.54)          (0.50)       (0.54)
                                                     -----------------------------------------------------------------------
Net asset value, end of year .....................   $      8.93   $      9.02     $      8.77     $      8.18   $     7.29
                                                     =======================================================================
Market value, end of year b ......................   $      9.15   $      8.85     $      8.56     $      7.95   $     7.35
                                                     =======================================================================

Total return (based on market value per share) ...         13.39%        10.61%          14.69%          15.37%       21.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 1,161,850   $ 1,172,240     $ 1,136,976     $ 1,058,791   $  944,602

Ratios to average net assets:

 Expenses ........................................          0.80% c       0.76% c         0.77% c         0.72%        0.75%

 Net investment income ...........................          4.16%         4.22%           4.66%           5.16%        6.28%

Portfolio turnover rate ..........................         49.20%        41.81%          48.85%          69.77%       82.31%

a     Based on average daily shares outstanding.

b     Based on the last sale on the New York Stock Exchange.

c     Benefit of expense reduction rounds to less than 0.01%.


                                                               Annual Report |
  The accompanying notes are an integral part of these financial statements. | 9

Templeton Global Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2006

---------------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT c           VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 94.8%
    BONDS 94.0%
    ARGENTINA 2.8%
a,b Government of Argentina, FRN, 3.01%, 8/03/12 ...............................         45,600,000         $    32,091,011
                                                                                                            ---------------

    AUSTRALIA 4.2%
    New South Wales Treasury Corp.,
      8.00%, 3/01/08 ...........................................................          6,200,000 AUD           4,859,654
      6.00%, 5/01/12 ...........................................................         10,200,000 AUD           7,788,407
    Queensland Treasury Corp.,
      6.00%, 7/14/09 ...........................................................          4,100,000 AUD           3,135,227
      6.00%, 8/14/13 ...........................................................         43,500,000 AUD          33,393,191
                                                                                                            ---------------
                                                                                                                 49,176,479
                                                                                                            ---------------

    CANADA 8.1%
    Government of Canada, 7.25%, 6/1/07 ........................................         27,600,000 CAD          25,542,491
    Province of Alberta, 5.00%, 12/16/08 .......................................         28,530,000 CAD          26,315,878
    Province of British Columbia,
      5.25%, 12/01/06 ..........................................................          7,815,000 CAD           7,090,231
      6.00%, 6/09/08 ...........................................................          7,000,000 CAD           6,531,517
    Province of Manitoba, 6.375%, 9/01/15 ......................................         14,800,000 NZD           9,550,407
    Province of Ontario,
      3.50%, 9/08/06 ...........................................................          6,780,000 CAD           6,135,691
      6.125%, 9/12/07 ..........................................................          8,255,000 CAD           7,612,488
      6.25%, 6/16/15 ...........................................................          8,460,000 NZD           5,418,445
                                                                                                            ---------------
                                                                                                                 94,197,148
                                                                                                            ---------------

    GERMANY 4.6%
    KfW Bankengruppe,
      8.25%, 9/20/07 ...........................................................      1,509,000,000 ISK          21,036,965
    a FRN, 8/08/11 .............................................................      3,800,000,000 JPY          32,408,241
                                                                                                            ---------------
                                                                                                                 53,445,206
                                                                                                            ---------------

    ICELAND 0.7%
    Inter-American Development Bank, 9.00%, 1/04/07 ............................        560,000,000 ISK           7,974,432
                                                                                                            ---------------

    INDONESIA 7.8%
    Government of Indonesia,
      11.00%, 10/15/14 .........................................................     55,000,000,000 IDR           5,871,310
      9.50%, 6/15/15 ...........................................................     33,050,000,000 IDR           3,202,773
      10.75%, 5/15/16 ..........................................................     82,245,000,000 IDR           8,547,451
      11.50%, 9/15/19 ..........................................................     23,000,000,000 IDR           2,484,288
      11.00%, 11/15/20 .........................................................    359,100,000,000 IDR          37,270,845
    Indonesia Recapital Bonds,
      13.15%, 3/15/10 ..........................................................     21,330,000,000 IDR           2,474,696
      15.425%, 9/15/10 .........................................................      4,800,000,000 IDR             596,907
      13.15%, 1/15/12 ..........................................................     33,200,000,000 IDR           3,887,355
      14.25%, 6/15/13 ..........................................................     84,050,000,000 IDR          10,341,462
      14.275%, 12/15/13 ........................................................    126,836,000,000 IDR          15,661,468
                                                                                                            ---------------
                                                                                                                 90,338,555
                                                                                                            ---------------


10 | Annual Report

Templeton Global Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT c           VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    IRAQ 1.1%
  d Government of Iraq, Reg S, 5.80%, 1/15/28 ..................................         20,050,000         $    12,982,375
                                                                                                            ---------------

    ITALY 1.4%
    Government of Italy, 0.375%, 10/10/06 ......................................      1,975,000,000 JPY          16,828,248
                                                                                                            ---------------

    JAPAN 1.2%
    European Investment Bank, 2.125%, 9/20/07 ..................................      1,600,000,000 JPY          13,862,910
                                                                                                            ---------------

    MALAYSIA 2.3%
    Government of Malaysia,
      6.90%, 3/15/07 ...........................................................          3,000,000 MYR             828,973
      8.60%, 12/01/07 ..........................................................          6,885,000 MYR           1,980,303
      3.135%, 12/17/07 .........................................................          2,925,000 MYR             788,722
      4.305%, 2/27/09 ..........................................................         75,200,000 MYR          20,617,180
      4.032%, 9/15/09 ..........................................................          7,715,000 MYR           2,099,670
                                                                                                            ---------------
                                                                                                                 26,314,848
                                                                                                            ---------------

    MEXICO 0.7%
    Government of Mexico, 10.00%, 12/05/24 .....................................         76,800,000 MXN           8,037,309
                                                                                                            ---------------

    NEW ZEALAND 1.3%
    Government of New Zealand, 6.00%, 11/15/11 .................................         18,273,000 NZD          11,898,376
    Inter-American Development Bank, 6.00%, 12/15/17 ...........................          6,000,000 NZD           3,807,611
                                                                                                            ---------------
                                                                                                                 15,705,987
                                                                                                            ---------------

    NORWAY 4.6%
    Government of Norway, 6.75%, 1/15/07 .......................................        332,407,000 NOK          53,189,011
                                                                                                            ---------------

    PERU 3.8%
    Government of Peru,
      9.91%, 5/05/15 ...........................................................          6,500,000 PEN           2,406,006
      7.84%, 8/12/20 ...........................................................         47,200,000 PEN          15,282,455
      7.35%, 7/21/25 ...........................................................          5,200,000               5,460,000
      Series 7, 8.60%, 8/12/17 .................................................         61,545,000 PEN          21,107,668
                                                                                                            ---------------
                                                                                                                 44,256,129
                                                                                                            ---------------

    PHILIPPINES 1.5%
    Government of the Philippines,
      9.00%, 2/15/13 ...........................................................          5,500,000               6,166,875
    d Reg S, 9.125%, 2/22/10 ...................................................          8,170,000 EUR          11,775,829
                                                                                                            ---------------
                                                                                                                 17,942,704
                                                                                                            ---------------

    POLAND 8.0%
    Government of Poland,
      8.50%, 11/12/06 ..........................................................        100,860,000 PLN          32,999,508
      8.50%, 5/12/07 ...........................................................         68,700,000 PLN          22,900,743
      6.00%, 5/24/09 ...........................................................         65,250,000 PLN          21,630,512


                                                              Annual Report | 11

Templeton Global Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT c           VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    POLAND (CONTINUED)
    Government of Poland, (continued)
      6.25%, 10/24/15 ..........................................................         12,550,000 PLN     $     4,260,405
      5.75%, 9/23/22 ...........................................................         34,200,000 PLN          11,034,298
                                                                                                            ---------------
                                                                                                                 92,825,466
                                                                                                            ---------------

    SINGAPORE 3.6%
    Government of Singapore,
      1.75%, 2/01/07 ...........................................................          9,850,000 SGD           6,234,839
      4.00%, 3/01/07 ...........................................................         55,475,000 SGD          35,428,212
                                                                                                            ---------------
                                                                                                                 41,663,051
                                                                                                            ---------------

    SLOVAK REPUBLIC 4.9%
    Government of Slovakia,
      4.80%, 4/14/09 ...........................................................        298,100,000 SKK          10,049,435
      7.50%, 3/13/12 ...........................................................         84,000,000 SKK           3,167,211
      4.90%, 2/11/14 ...........................................................         53,300,000 SKK           1,798,379
      5.30%, 5/12/19 ...........................................................         50,200,000 SKK           1,750,310
    e Strip, 1/14/07 ...........................................................      1,189,000,000 SKK          39,708,186
                                                                                                            ---------------
                                                                                                                 56,473,521
                                                                                                            ---------------

    SOUTH KOREA 13.8%
    Government of Korea,
      6.90%, 1/16/07 ...........................................................     41,010,000,000 KRW          43,018,137
      4.75%, 3/03/07 ...........................................................      3,950,000,000 KRW           4,110,971
      6.15%, 7/10/07 ...........................................................     10,000,000,000 KRW          10,524,602
      3.75%, 9/10/07 ...........................................................     10,700,000,000 KRW          11,020,355
      5.77%, 10/09/07 ..........................................................     39,640,000,000 KRW          41,681,832
      4.75%, 3/12/08 ...........................................................      8,075,000,000 KRW           8,397,202
      4.50%, 9/09/08 ...........................................................     12,000,000,000 KRW          12,413,839
      4.25%, 9/10/08 ...........................................................     27,900,000,000 KRW          28,723,474
                                                                                                            ---------------
                                                                                                                159,890,412
                                                                                                            ---------------
    SWEDEN 8.2%
    Government of Sweden,
      8.00%, 8/15/07 ...........................................................        554,665,000 SEK          79,979,634
      6.50%, 5/05/08 ...........................................................        100,400,000 SEK          14,567,167
                                                                                                            ---------------
                                                                                                                 94,546,801
                                                                                                            ---------------

    THAILAND 5.9%
    Bank of Thailand Bond, 3.25%, 5/19/07 ......................................        407,690,000 THB          10,712,809
    Government of Thailand,
      8.00%, 12/08/06 ..........................................................      1,453,680,000 THB          38,974,871
      5.60%, 7/07/07 ...........................................................        499,730,000 THB          13,339,919
      4.125%, 2/12/08 ..........................................................        178,700,000 THB           4,684,474
      8.50%, 12/08/08 ..........................................................         31,000,000 THB             881,790
                                                                                                            ---------------
                                                                                                                 68,593,863
                                                                                                            ---------------


12 | Annual Report

Templeton Global Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT c           VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    UNITED STATES 3.5%
    Federal National Mortgage Association,
      2.125%, 10/09/07 .........................................................      4,020,000,000 JPY     $    34,871,099
      1.75%, 3/26/08 ...........................................................        660,000,000 JPY           5,727,731
                                                                                                            ---------------
                                                                                                                 40,598,830
                                                                                                            ---------------
    TOTAL BONDS (COST $1,011,813,668)...........................................                              1,090,934,296
                                                                                                            ---------------

    WARRANTS (COST $9,600,575) 0.8%
    ARGENTINA 0.8%
e,f Government of Argentina, wts., 12/15/35 ....................................         63,200,000               6,130,400
e,f Government of Argentina, wts., 12/15/35 ....................................         30,370,000 EUR           3,622,525
                                                                                                            ---------------
                                                                                                                  9,752,925
                                                                                                            ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,021,414,243)...........................                              1,100,687,221
                                                                                                            ---------------

    SHORT TERM INVESTMENTS 4.0%
    GOVERNMENT AND AGENCY SECURITIES 3.4%
    CANADA 1.1%
  g Canada Treasury Bill, 11/30/06 .............................................         13,700,000 CAD          12,270,509
                                                                                                            ---------------

    EGYPT 1.5%
  g Egypt Treasury Bills, 11/21/06 - 7/24/07 ...................................        102,725,000 EGP          17,023,106
                                                                                                            ---------------

    SWEDEN 0.3%
  g Swedish Treasury Bill, 9/20/06 .............................................         30,400,000 SEK           4,187,474
                                                                                                            ---------------

    THAILAND 0.5%
  g Thailand Treasury Bills, 4/05/07 - 5/03/07 .................................        235,640,000 THB           6,077,623
                                                                                                            ---------------
    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST $38,736,231) ..................                                 39,558,712
                                                                                                            ---------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $1,060,150,474) ...........                              1,140,245,933
                                                                                                            ---------------


                                                              Annual Report | 13

Templeton Global Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES                   VALUE
---------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET FUND (COST $7,243,403) 0.6%
    UNITED STATES 0.6%
  h Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.99% .......          7,243,403         $     7,243,403
                                                                                                            ---------------
    TOTAL INVESTMENTS (COST $1,067,393,877) 98.8% ..............................                              1,147,489,336
    NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS 0.0% i ...................                                    (25,025)
    OTHER ASSETS, LESS LIABILITIES 1.2% ........................................                                 14,385,437
                                                                                                            ---------------
    NET ASSETS 100.0% ..........................................................                            $ 1,161,849,748
                                                                                                            ===============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CAD - Canadian Dollar
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
ISK - Iceland Krona
JPY - Japanese Yen
KRW - Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
SKK - Slovak Koruna
THB - Thailand Baht

SELECTED PORTFOLIO ABBREVIATION

FRN - Floating Rate Note

a     The coupon rate shown represents the rate at period end.

b The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

c     The principal amount is stated in U.S. dollars unless otherwise indicated.

d Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2006, the aggregate value of these securities was $24,758,204, representing 2.13% of net assets.

e Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentine GDP, subject to certain conditions.

f     Non-income producing for the twelve months ended August 31, 2006.

g     The security is traded on a discount basis with no stated coupon rate.

h See Note 10 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

i     Rounds to less than 0.1% of net assets.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................    $ 1,060,150,474
  Cost - Sweep Money Fund (Note 10) ........................          7,243,403
                                                                ---------------
  Total cost of investments ................................    $ 1,067,393,877
                                                                ===============
  Value - Unaffiliated issuers .............................    $ 1,140,245,933
  Value - Sweep Money Fund (Note 10) .......................          7,243,403
                                                                ---------------
  Total value of investments ...............................      1,147,489,336
 Foreign currency, at value (cost $16,257) .................             12,665
 Receivables:
  Investment securities sold ...............................             10,472
  Dividends and interest ...................................         19,991,651
 Unrealized gain on forward exchange contracts (Note 7) ....          2,787,169
                                                                ---------------
      Total assets .........................................      1,170,291,293
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased ..........................          4,372,306
  Affiliates ...............................................            673,863
  Unrealized loss on forward exchange contracts (Note 7) ...          2,812,194
 Accrued expenses and other liabilities ....................            583,182
                                                                ---------------
      Total liabilities ....................................          8,441,545
                                                                ---------------
        Net assets, at value ...............................    $ 1,161,849,748
                                                                ===============
Net assets consist of:
 Paid-in capital ...........................................    $ 1,076,276,483
 Undistributed net investment income .......................         33,606,140
 Net unrealized appreciation (depreciation) ................         80,080,906
 Accumulated net realized gain (loss) ......................        (28,113,781)
                                                                ===============
         Net assets, at value ..............................    $ 1,161,849,748
                                                                ===============
 Shares outstanding ........................................        130,045,861
                                                                ===============
 Net asset value per share .................................    $          8.93
                                                                ===============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Income Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2006

Investment income:
 Dividends - Sweep Money Fund (Note 10) ....................    $       218,363
 Interest (net of foreign taxes of $2,111,753) .............         56,740,696
                                                                ---------------
      Total investment income ..............................         56,959,059
                                                                ---------------
Expenses:
 Management fees (Note 3a) .................................          5,795,950
 Administrative fees (Note 3b) .............................          1,423,929
 Transfer agent fees .......................................            312,307
 Custodian fees (Note 4) ...................................          1,197,265
 Reports to shareholders ...................................            143,172
 Registration and filing fees ..............................            120,292
 Professional fees .........................................            102,214
 Trustees' fees and expenses ...............................             58,431
 Other .....................................................             25,193
                                                                ---------------
      Total expenses .......................................          9,178,753
                                                                ---------------
        Net investment income ..............................         47,780,306
                                                                ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................         79,626,679
  Foreign currency transactions ............................           (419,988)
                                                                ---------------
        Net realized gain (loss) ...........................         79,206,691
                                                                ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..............................................        (35,313,192)
  Translation of assets and liabilities denominated in
   foreign currencies ......................................            542,576
                                                                ---------------
        Net unrealized depreciation ........................        (34,770,616)
                                                                ---------------
Net realized and unrealized gain (loss) ....................         44,436,075
                                                                ---------------
Net increase (decrease) in net assets
 resulting from operations .................................    $    92,216,381
                                                                ===============


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             -------------------------------
                                                                                                  YEAR ENDED AUGUST 31,
                                                                                                  2006             2005
                                                                                             -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $   47,780,306   $   50,717,075
  Net realized gain (loss) from investments and foreign currency transactions ............       79,206,691       62,757,847
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies .............................      (34,770,616)         429,037
                                                                                             -------------------------------
      Net increase (decrease) in net assets resulting from operations ....................       92,216,381      113,903,959
                                                                                             -------------------------------
 Distributions to shareholders from net investment income and net realized foreign
 currency gains ..........................................................................     (103,207,312)     (81,190,215)
                                                                                             -------------------------------

 Capital share transactions: (Note 2) ....................................................          600,550        2,550,011
                                                                                             -------------------------------
      Net increase (decrease) in net assets ..............................................      (10,390,381)      35,263,755
Net assets:
 Beginning of year .......................................................................    1,172,240,129    1,136,976,374
                                                                                             -------------------------------
 End of year .............................................................................   $1,161,849,748   $1,172,240,129
                                                                                             ===============================
Undistributed net investment income included in net assets:
 End of year .............................................................................   $   33,606,140   $   30,488,171
                                                                                             ===============================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


18 | Annual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 19

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


20 | Annual Report

Templeton Global Income Fund

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2006, there were an unlimited number of shares authorized (without par value). During the year ended August 31, 2006, 66,994 shares were issued for $600,550 from reinvested distributions. During the year ended August 31, 2005, 266,641 shares were issued for $2,550,011 from reinvested distributions.

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transctions, at the discretion of management. This authorization remains in effect. Through August 31, 2006, the Fund had repurchased a total of 11,210,400 shares. During the year ended August 31, 2006, there were no share repurchases.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                        Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager

A. MANAGEMENT FEES

The Fund pays investment management fees to Advisers based on the average daily net assets of the Fund as follows:

-----------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
-----------------------------------------------------------------------------
      0.550%              Up to and including $200 million
      0.500%              Over $200 million, up to and including $1 billion
      0.480%              Over $1 billion, up to and including $5 billion
      0.460%              Over $5 billion, up to and including $10 billion
      0.440%              Over $10 billion, up to and including $15 billion
      0.420%              Over $15 billion, up to and including $20 billion
      0.400%              In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets of the Fund as follows:

-----------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
-----------------------------------------------------------------------------
      0.150%              Up to and including $200 million
      0.135%              Over $200 million, up to and including $700 million
      0.100%              In excess of $700 million


                                                              Annual Report | 21

Templeton Global Income Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2006, there were no credits earned.

5. INCOME TAXES

At August 31, 2006, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended August 31, 2006, the Fund utilized $20,183,476 of capital loss carryforwards. At August 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2010 ..........................................................    $ 23,832,302
2011 ..........................................................       4,209,282
                                                                   ------------
                                                                   $ 28,041,584
                                                                   ============

The tax character of distributions paid during the years ended August 31, 2006 and 2005, was as follows:

                                                    ---------------------------
                                                        2006           2005
                                                    ---------------------------
Distributions paid from:
  Ordinary income................................  $ 103,207,312   $ 81,190,215

At August 31, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................................   $1,089,928,369
                                                                 ==============

Unrealized appreciation ......................................   $   66,590,100
Unrealized depreciation ......................................       (9,029,133)
                                                                 --------------
Net unrealized appreciation (depreciation) ...................   $   57,560,967
                                                                 ==============
Distributable earnings - undistributed ordinary income........   $   54,568,941
                                                                 ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.


22 | Annual Report

Templeton Global Income Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2006, aggregated $535,873,161 and $601,431,560, respectively.

7. FORWARD EXCHANGE CONTRACTS

At August 31, 2006, the Fund had the following forward exchange contracts outstanding:

---------------------------------------------------------------------------------------------
                                                   CONTRACT           SETTLEMENT  UNREALIZED
CONTRACTS TO BUY                                   AMOUNT a              DATE     GAIN (LOSS)
---------------------------------------------------------------------------------------------
    3,600,000,000  Korean Won ...............      5,534,289   NZD     10/24/06   $   136,291
        4,200,000  Canadian Dollar ..........      5,472,313   NZD     10/24/06       234,309
      145,000,000  Thailand Baht ............      5,557,046   NZD     10/24/06       229,612
    2,800,000,000  Korean Won ...............      4,232,676   NZD     10/26/06       153,347
      117,100,000  Thailand Baht ............      4,118,599   NZD     11/30/06       428,790
      117,100,000  Thailand Baht ............      4,104,092   NZD     12/06/06       439,164
    2,950,000,000  Korean Won ...............      4,130,154   NZD     12/06/06       386,428
        7,000,000  Brazilian Real ...........      2,941,794            1/04/07       242,760
        7,434,000  Brazilian Real ...........      2,950,000            2/28/07       397,307
        5,394,000  Romania Leu ..............      1,450,000   EUR      3/28/07        44,637
       21,335,300  Romania Leu ..............      5,800,000   EUR      4/23/07        70,476
                                                                                  -----------
                                                                                  $ 2,763,121
                                                                                  -----------

---------------------------------------------------------------------------------------------
                                                 CONTRACT             SETTLEMENT  UNREALIZED
CONTRACTS TO SELL                                AMOUNT a                DATE     GAIN (LOSS)
---------------------------------------------------------------------------------------------
       52,217,395  Mexican Peso .............  2,562,829,758   CLP      8/16/07   $    24,048
                                                                                  -----------
                     Unrealized gain on forward exchange contracts .............  $ 2,787,169
                                                                                  -----------

---------------------------------------------------------------------------------------------
                                                   CONTRACT           SETTLEMENT  UNREALIZED
CONTRACTS TO BUY                                   AMOUNT a              DATE     GAIN (LOSS)
---------------------------------------------------------------------------------------------
      345,000,000  Japanese Yen .............      3,001,566            9/27/06   $   (52,315)
    1,350,000,000  Japanese Yen .............     11,690,741           10/16/06      (118,355)
      130,000,000  Indian Rupee .............      4,291,845   NZD     10/26/06       (11,745)
      155,000,000  Indian Rupee .............      5,193,848   NZD     10/27/06       (63,981)
    1,937,371,200  Japanese Yen .............     17,700,000            2/09/07      (829,169)
    1,280,000,000  Japanese Yen .............     11,949,216            2/13/07      (796,798)
      228,082,050  Japanese Yen .............      2,135,000            2/22/07      (145,333)
      543,250,000  Japanese Yen .............      5,000,000            3/05/07      (254,042)
      225,000,000  Indian Rupee .............      7,995,736   NZD      3/21/07      (373,628)
      128,800,000  Japanese Yen .............      1,150,000            4/19/07       (18,123)
                                                                                  -----------
                                                                                  $(2,663,489)
                                                                                  -----------


                                                              Annual Report | 23

Templeton Global Income Fund

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------
                                                 CONTRACT             SETTLEMENT  UNREALIZED
CONTRACTS TO SELL                                AMOUNT a                DATE     GAIN (LOSS)
---------------------------------------------------------------------------------------------
        2,470,410  Euro .....................    348,994,821   JPY      3/06/07   $  (147,187)
       36,225,716  Mexican Peso .............  1,767,670,025   CLP      8/20/07        (1,518)
                                                                                  -----------
                                                                                  $  (148,705)
                                                                                  -----------
                    Unrealized loss on forward exchange contracts ..............   (2,812,194)
                                                                                  -----------
                      Net unrealized gain (loss) on forward exchange contracts .  $   (25,025)
                                                                                  ===========

a     In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS

CLP - Chilean Peso
EUR - Euro
JPY - Japanese Yen
NZD - New Zealand Dollar

8. CREDIT RISK

The Fund has 18.05% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


24 | Annual Report

Templeton Global Income Fund

11. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                              Annual Report | 25

Templeton Global Income Fund

11. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.


26 | Annual Report

Templeton Global Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Fund (the "Fund") at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 18, 2006


                                                              Annual Report | 27

Templeton Global Income Fund

TAX DESIGNATION (UNAUDITED)

At August 31, 2006, more than 50% of the Templeton Global Income Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on August 17, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

RECORD DATE: 8/17/2006

-------------------------------------------------------------------------------
                                                           FOREIGN     FOREIGN
                                            FOREIGN TAX    SOURCE     QUALIFIED
                                               PAID        INCOME     DIVIDENDS
COUNTRY                                      PER SHARE    PER SHARE   PER SHARE
-------------------------------------------------------------------------------
Argentina................................    $ 0.0000     $ 0.0155    $ 0.0000
Australia................................      0.0000       0.0214      0.0000
Austria..................................      0.0000       0.0071      0.0000
Belgium..................................      0.0000       0.0075      0.0000
Canada...................................      0.0000       0.0221      0.0000
Denmark..................................      0.0000       0.0044      0.0000
Egypt....................................      0.0000       0.0077      0.0000
Finland..................................      0.0000       0.0011      0.0000
France...................................      0.0000       0.0013      0.0000
Germany..................................      0.0000       0.0110      0.0000
Greece...................................      0.0000       0.0012      0.0000
Iceland..................................      0.0000       0.0036      0.0000
Indonesia................................      0.0066       0.0714      0.0000
Iraq.....................................      0.0000       0.0020      0.0000
Ireland..................................      0.0000       0.0010      0.0000
Malaysia.................................      0.0000       0.0064      0.0000
Mexico...................................      0.0000       0.0038      0.0000
Netherlands..............................      0.0000       0.0004      0.0000
New Zealand..............................      0.0000       0.0114      0.0000
Norway...................................      0.0000       0.0137      0.0000
Peru.....................................      0.0000       0.0224      0.0000
Philippines..............................      0.0000       0.0115      0.0000
Poland...................................      0.0000       0.0437      0.0000
Singapore................................      0.0000       0.0053      0.0000
Slovak Republic..........................      0.0000       0.0151      0.0000
South Africa.............................      0.0000       0.0008      0.0000
South Korea..............................      0.0096       0.0555      0.0000
Spain....................................      0.0000       0.0057      0.0000
Sweden...................................      0.0000       0.0195      0.0000
Thailand.................................      0.0000       0.0116      0.0000
Ukraine..................................      0.0000       0.0007      0.0000
United Kingdom...........................      0.0000       0.0001      0.0000
Venezuela................................      0.0000       0.0056      0.0000
                                            -----------------------------------
TOTAL....................................    $ 0.0162     $ 0.4115    $ 0.0000
                                            ===================================


28 | Annual Report

Templeton Global Income Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 29

Templeton Global Income Fund

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 24, 2006. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, S. Joseph Fortunato, David W. Niemiec and Larry D. Thompson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Trustees:

---------------------------------------------------------------------------------------------------
                                                        % OF                                 % OF
                                                       SHARES                               SHARES
                                            % OF       PRESENT                   % OF       PRESENT
                                         OUTSTANDING     AND                  OUTSTANDING     AND
  TERM EXPIRING 2007           FOR         SHARES      VOTING     WITHHELD      SHARES      VOTING
---------------------------------------------------------------------------------------------------
Larry D. Thompson .....    111,612,162     85.87%       97.27%    3,133,373      2.41%       2.73%
TERM EXPIRING 2009
Harris J. Ashton ......    111,540,092     85.81%       97.21%    3,205,443      2.47%       2.79%
S. Joseph Fortunato ...    111,514,523     85.79%       97.18%    3,231,012      2.49%       2.82%
David W. Niemiec ......    111,669,610     85.91%       97.32%    3,075,925      2.37%       2.68%

* Frank J. Crothers, Edith E. Holiday, Charles B. Johnson, Gordon S. Macklin, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


30 | Annual Report

Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Global Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.


                                                              Annual Report | 31

Templeton Global Income Fund

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol "GIM." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


32 | Annual Report

Templeton Global Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is appointed and qualified.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee           Since 1993    143                       Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                      company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)          Trustee           Since 1999    19                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------
***S. JOSEPH FORTUNATO (1932)     Trustee           Since 1993    144                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee           Since 1996    139                       Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                      Amerada Hess Corporation) (explo-
Suite 2100                                                                                  ration and refining of oil and gas),
Fort Lauderdale, FL 33394-3091                                                              H.J. Heinz Company (processed foods
                                                                                            and allied products), RTI
                                                                                            International Metals, Inc.
                                                                                            (manufacture and distribution of
                                                                                            titanium), Canadian National Railway
                                                                                            (railroad) and White Mountains
                                                                                            Insurance Group, Ltd. (holding
                                                                                            company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
***GORDON S. MACKLIN (1928)       Trustee           Since 1993    143                       Director, MedImmune, Inc. (biotech-
500 East Broward Blvd.                                                                      nology) and Overstock.com (Internet
Suite 2100                                                                                  services); and FORMERLY, Director, MCI
Fort Lauderdale, FL 33394-3091                                                              Communication Corporation (subse-
                                                                                            quently known as MCI WorldCom,
                                                                                            Inc. and WorldCom, Inc.) (communi-
                                                                                            cations services) (1988-2002), White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company) (1987-2004),
                                                                                            Spacehab, Inc. (aerospace services)
                                                                                            (1994-2003) and Martek Biosciences
                                                                                            Corporation (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior Business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)           Trustee           Since 2005    19                        Director, Emeritus Corporation
500 East Broward Blvd.                                                                      (assisted living) and OSI
Suite 2100                                                                                  Pharmaceuticals, Inc.
Fort Lauderdale, FL 33394-3091                                                              (pharmaceutical products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon Read, & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee           Since 2003    102                       Director, Hess Corporation
500 East Broward Blvd.                                                                      (formerly, Amerada Hess Corporation)
Suite 2100                                                                                  (exploration and refining of oil
Fort Lauderdale, FL 33394-3091                                                              and gas) and Sentient Jet (private
                                                                                            jet service); and FORMERLY,
                                                                                            Director, Becton Dickinson and
                                                                                            Company (medical technology), Cooper
                                                                                            Industries Inc. (electrical products
                                                                                            and tools and hardware), Health Net,
                                                                                            Inc. (formerly, Foundation
                                                                                            Health)(integrated managed care),
                                                                                            The Hertz Corporation, Pacific
                                                                                            Southwest Airlines, The RCA
                                                                                            Corporation, Unicom (formerly,
                                                                                            Commonwealth Edison), UAL
                                                                                            Corporation (airlines) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)          Trustee           Since 2005    19                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS      Trustee           Since 1999    19                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------
****ROBERT E. WADE (1946)         Trustee           Since March   29                        Director, El Oro and Exploration Co.,
500 East Broward Blvd.                              2006                                    p.l.c. (investments) and ARC Wireless
Suite 2100                                                                                  Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                              and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee,          Trustee and   143                       None
One Franklin Parkway              Chairman of       Chairman of
San Mateo, CA 94403-1906          the Board and     the Board
                                  Vice President    since 1995
                                                    and Vice
                                                    President
                                                    since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)            Vice President    Since 1996    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief             Chief         Not Applicable            Not Applicable
One Franklin Parkway              Compliance        Compliance
San Mateo, CA 94403-1906          Officer and       Officer since
                                  Vice President    2004 and Vice
                                  - AML             President
                                  Compliance        - AML
                                                    Compliance
                                                    since
                                                    February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)         Vice President    Since 2001    Not Applicable            Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice       Since 2002    Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale,                  Executive
FL 33394-3091                     Officer-
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)           Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED   BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996    Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President    Since 1994    Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY          President and     Since 2002    Not Applicable             Not Applicable
(1962)                           Chief
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary         Since 2004    Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer         Since 2004    Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED   BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005    Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Chief             Since 2004    Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale,                 Chief
FL 33394-3091                    Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's investment manager.

*** Subsequent to August 31, 2006, Mr. Fortunato and Mr. Macklin each ceased to be a trustee of the Fund.

****  During the reporting period, Mr. Wade became a trustee.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. Prior to August 31, 2006, Mr. Fred R. Millsaps ceased to be a trustee of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY AMERADA HESS CORPORATION), AND A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD, AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


38 | Annual Report

Templeton Global Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 11, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures


                                                              Annual Report | 39

Templeton Global Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report for the Fund showed its investment performance in respect to both a closed-end fund group, as well as an open-end performance universe for the one-year period ended February 28, 2006, as well as the previous ten years ended that date. Such report considered both the Fund's income return and total return on a net asset value basis without regard to market discounts or premiums in order to accurately reflect investment performance. The closed-end fund group selected by Lipper consisted of the Fund and three other non-leveraged closed-end global income funds. The Lipper report showed that the Fund's income return for the one-year period was the highest in such group and in each of the previous three-, five- and ten-year periods on an annualized basis was the lowest of such group, while its total return was the lowest in such group for the one-year period, but was the highest of such group for each of the three- and five-year periods, and in the middle for the ten-year period. The open-end performance universe consisted of the Fund and all open-end retail and institutional global income funds as selected by Lipper. The Lipper report showed the Fund's income return and total return to be in the highest and second-highest quintile of such performance universe for the one-year period, respectively, and its income and total return to both be in the highest quintile of such universe for each of the previous three-, five- and ten-year periods on an annualized basis. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper selected expense group consisting of the Fund and the three other closed-end funds comprising the closed-end fund group referred to in the discussion of investment performance. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by the other funds within the Lipper expense group assuming they were the same size as the Fund, as well as the


40 | Annual Report

Templeton Global Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

actual total expenses of the Fund in comparison with those of the other funds. The Lipper effective management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed both the Fund's effective management fee rate and total actual expenses to be the lowest of such group. The Board was satisfied with the Fund's comparative management fee and expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                                                              Annual Report | 41

Templeton Global Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. In this respect, the Board noted the Fund is charged a management advisory fee and administrative fee at the combined rate of 0.70% on its first $200 million of net assets; 0.635% on the next $500 million of net assets; 0.60% on the next $300 million of net assets; and 0.58% on the next $4 billion of net assets with decreasing breakpoints continuing through the $20 billion net asset level, and at the Fund's asset size at year-end of approximately $1.1 billion, such fee schedule provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


42 | Annual Report

Templeton Global Income Fund

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2006. Additionally, the Fund expects to file, on or about October 31, 2006, such certifications with its Form N-CSR for the year ended August 31, 2006.


                                                              Annual Report | 43

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06                                              Not part of the annual report

     [LOGO](R)                     100 Fountain Parkway
FRANKLIN TEMPLETON                 P.O. Box 33030
   INVESTMENTS                     St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON GLOBAL
INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLGIM A2006 10/06



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $82,283 for the fiscal year ended August 31, 2006 and $73,202 for the fiscal year ended August 31, 2005.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $639 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,222 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.      N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issues. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-76788 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

(a)(1) As of October 27, 2006, the portfolio managers of the Fund are as follows:

MICHAEL HASENSTAB, PORTFOLIO MANAGER/RESEARCH ANALYST OF FRANKLIN ADVISERS, INC.

Mr. Hasenstab has been a manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2006.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

---------------------------------------------------------------------------------------------------------
                                   ASSETS                       ASSETS OF
                  NUMBER          OF OTHER                     OTHER POOLED            ASSETS OF
                 OF OTHER        REGISTERED     NUMBER OF      INVESTMENTS                OTHER
                 REGISTERED      INVESTMENT     OTHER POOLED   VEHICLES     NUMBER OF   ACCOUNTS
                 INVESTMENT      COMPANIES      INVESTMENT      MANAGED      OTHERS     MANAGED
                 COMPANIES        MANAGED       VEHICLES        (X $1       ACCOUNTS    (X $1
NAME             MANAGED       (x $1 MILLION)   MANAGED/1      MILLION)/1   MANAGED/1   MILLION)/1
---------------------------------------------------------------------------------------------------------
Michael Hasenstab   9            5,130.4            18            7,105.8        0          N/A
---------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics, which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

         o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of August 31, 2006 (such amounts may change from time to time):

         --------------------------------------------------------
                                   Dollar Range of Fund Shares
          Portfolio Manager        Beneficially Owned
         --------------------------------------------------------
         Michael Hasenstab         None
         --------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 26, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 26, 2006